UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2016

NUCOR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4119	13-1860817
(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road, Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 366-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On October 1, 2016, Nucor Corporation (the “Company”) and Nucor Energy Holdings Inc., a subsidiary of the Company (“Nucor”), entered into a Termination and Indemnification Agreement and Mutual Waiver and Release (the “Termination Agreement”) with Encana Oil & Gas (USA) Inc. (“Encana”) and Hunter Ridge Energy Services LLC (“Hunter Ridge”) pursuant to which, among other things, Nucor and Encana terminated the BJU Carry and Earning Agreement (the “C&E Agreement”) originally entered into on October 31, 2012, as amended on October 21, 2014. A copy of the C&E Agreement was filed as Exhibit 10(xxiii) to the Company’s Current Report on Form 10-K filed with the SEC on February 28, 2013, and a copy of the First Amendment to the C&E Agreement was filed as Exhibit 10(xxv) to the Company’s Current Report on Form 10-K filed with the SEC on February 27, 2015. The Termination Agreement contemplates termination of the C&E Agreement effective as of October 1, 2016, indemnification and release of Nucor and its affiliates by Encana and of Encana by Nucor and its affiliates, and other covenants customary for the transactions contemplated therein. The foregoing description is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

In addition to and separate from the transactions contemplated by the Termination Agreement, Nucor and Encana terminated the other carry and earning drilling agreement, which they had entered into in 2010, Nucor sold its 50% equity interest in Hunter Ridge to Encana, and Nucor purchased 49% of Encana’s leasehold interest in certain mineral leases at all depths on approximately 54,000 acres in the South Piceance Basin.

A copy of the Company’s news release regarding the above transactions is attached hereto as Exhibit 99.1 and is hereby incorporated by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Termination and Indemnification Agreement and Mutual Waiver and Release dated October 1, 2016 among Nucor Corporation, Nucor Energy Holdings Inc., Encana Oil & Gas (USA) Inc. and Hunter Ridge Energy Services LLC.

99.1	News Release of Nucor Corporation, issued October 4, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: October 4, 2016	By:	/s/ James D. Frias
James D. Frias
Chief Financial Officer, Treasurer and
Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Termination and Indemnification Agreement and Mutual Waiver and Release dated October 1, 2016 among Nucor Corporation, Nucor Energy Holdings Inc., Encana Oil & Gas (USA) Inc. and Hunter Ridge Energy Services LLC.

99.1	News Release of Nucor Corporation, issued October 4, 2016